================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 24, 2001
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)


              Delaware                               1-8606                                23-2259884
    (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


   1095 Avenue of the Americas,
   New York, New York                                                                        10036
   (Address of principal executive                                                         (Zip Code)
               offices)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)


================================================================================

Item 5.  Other Events.

On April 24, 2001, Verizon Communications Inc. issued a press release announcing its first quarter 2001 financial results, which are attached as an exhibit and contained in its Investor Relations Bulletin. Also included as an exhibit are slides which were included in a presentation posted on the Company's website containing supplemental information about the Company's 2001 earnings per share, revenue and capital expenditure targets. The Company's website is www.verizon.com.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 Press release and financial tables, dated April 24, 2001, issued by Verizon Communications Inc. and contained in its Investor Relations Bulletin.

         99.2 Slides presented by Verizon Communications Inc. on April 24, 2001 as posted on its website containing supplemental information about the Company's 2001 earnings per share, revenue and capital expenditure targets.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  Verizon Communications Inc.
                                            -----------------------------------
                                                         (Registrant)

Date:            April 24, 2001                 /s/ Lawrence R. Whitman
          ------------------------------    -----------------------------------
                                            Lawrence R. Whitman
                                            Senior Vice President and Controller

                                  EXHIBIT INDEX

Exhibit
Number       Description
----------   ---------------
99.1     Press release and financial tables, dated April 24, 2001, issued by
         Verizon Communications Inc. and contained in its Investor Relations
         Bulletin.

99.2 Slides presented by Verizon Communications Inc. on April 24, 2001 as posted on its website containing supplemental information about the Company's 2001 earnings per share, revenue and capital expenditure targets.